                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement
[_]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to §240.14a-12

                            COLLINS INDUSTRIES, INC.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

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     to Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is
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[_]  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2)  and identify the filing for which the  offsetting  fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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15 Compound Drive
Hutchinson, Kansas  67502-4349
(620) 663-5551
www.collinsind.com

August 30, 2005

Dear Stockholder:

     You are cordially  invited to attend the Annual Meeting of  Stockholders of
Collins  Industries,  Inc.  which will be held at 10:00  a.m.,  local  time,  on
Tuesday,  September 27, 2005, at the Dallas Marriott  Solana,  5 Village Circle,
Westlake, Texas.

     We plan to review the status of, and future  opportunities for, the Company and the industries we serve.  The principal  business matter to be considered at the meeting will be the election of two directors.

     Attached  you  also  will  find  the  Notice  of  the  Annual   Meeting  of
Stockholders,  the Company's proxy statement and a proxy for the meeting.  It is important that your shares be  represented at the meeting,  and we hope you will be able to attend the  meeting in person.  Whether or not you plan to attend the meeting,  please be sure to vote as soon as possible. You may vote in person, by mail,  by telephone or via the Internet.  Instructions  to vote by each of these methods are enclosed.

Your prompt  response will save the Company the cost of further  solicitation of unreturned proxies.

We look forward to seeing you at the Annual Meeting.

                                       Sincerely yours,

                                       /s/ Don L. Collins

                                       Don L. Collins,
                                       Chairman of the Board

                            COLLINS INDUSTRIES, INC.
                                15 Compound Drive
                            Hutchinson, Kansas 67502

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                    To Be Held On Tuesday, September 27, 2005

     NOTICE IS HEREBY GIVEN THAT the annual meeting of Stockholders (the "Annual
Meeting") of Collins Industries,  Inc., a Missouri  corporation (the "Company"), will be held at 10:00 a.m.,  local time,  on Tuesday,  September 27, 2005 at the
Dallas Marriott  Solana, 5 Village Circle,  Westlake,  Texas, for the purpose of considering and voting upon the following matters:

     1.   The  election of two  directors  to serve their  respective  terms and until their successors shall be elected and shall qualify, and

     2.   The transaction of such other business as may properly come before the meeting and any adjournments thereof.

     All of the above matters are more fully described in the accompanying Proxy
Statement.

     The Board of Directors has fixed the close of business on July 25, 2005, as the date of record for  determining  stockholders  entitled to receive notice of and to vote at the  Annual  Meeting  and any  adjournments  thereof.  The  stock transfer  books of the Company  will remain open between the record date and the date of the meeting.

     IN ORDER THAT YOUR SHARES MAY BE REPRESENTED AT THE ANNUAL MEETING,  PLEASE
FILL OUT, DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY, EVEN IF YOU PLAN TO
ATTEND THE ANNUAL MEETING IN PERSON. A RETURN-ADDRESSED ENVELOPE, WHICH REQUIRES
NO POSTAGE, IS ENCLOSED.  IF YOU LATER DESIRE TO REVOKE OR CHANGE YOUR PROXY FOR
ANY REASON,  YOU MAY DO SO AT ANY TIME BEFORE THE VOTING,  BY  DELIVERING TO THE
COMPANY A WRITTEN  NOTICE OF REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER
DATE OR BY ATTENDING THE ANNUAL MEETING AND VOTING IN PERSON.

                                       By order of the Board of Directors

Dated: August 30, 2005                 /s/ Don L. Collins

                                       Don L. Collins,
                                       Chairman of the Board

                            COLLINS INDUSTRIES, INC.
                                15 Compound Drive
                            Hutchinson, Kansas 67502

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                        To be held on September 27, 2005

                               GENERAL INFORMATION

INTRODUCTION.   This  Proxy  Statement  is  furnished  in  connection  with  the solicitation  by and on behalf of the Board of Directors of Collins  Industries,
Inc. ("the Company") of proxies for use at the annual meeting of Stockholders to be held at 10:00 a.m., local time, on Tuesday,  September 27, 2005 at the Dallas
Marriott Solana, 5 Village Circle,  Westlake,  Texas and any adjournment thereof
(the "Annual Meeting"). This Proxy Statement,  together with the enclosed Notice of Annual  Meeting,  Form of Proxy and  Annual  Report to  Stockholders  for the
fiscal year ended  October 31, 2004 (the  "Annual  Report"),  is being mailed to
Stockholders on or about August 30, 2005. The address of the principal executive offices of the Company is 15 Compound Drive,  Hutchinson,  Kansas 67502.  Except
for items specifically  incorporated by reference herein, the Annual Report does not form any part of this Proxy Statement.

REVOCABILITY  OF PROXIES.  Each proxy that is properly  executed and returned in time for use at the Annual Meeting will be voted at the Annual Meeting,  and any adjournments thereof, in accordance with the choices specified.  Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before the voting by delivering to the Company a written notice of revocation or a duly executed  proxy  bearing a later date or by attending the Annual  Meeting and voting in person.

COST OF  SOLICITATION.  The entire cost of solicitation of proxies will be borne by the Company.  Solicitation will be made by mail. Additional  solicitation may be made by officers and employees of the Company by means of a follow-up letter, personal  interview,  telephone  or  telegram.  Such  persons  will  receive  no additional  compensation for such services.  Proxy cards and materials also will be distributed to beneficial  owners through brokers,  custodians,  nominees and similar  parties,  and  the  Company  intends  to  reimburse  such  parties  for reasonable expenses incurred by them in connection with such distribution.

QUORUM AND VOTING.  The  authorized  capital  stock of the  Company  consists of
17,000,000 shares of Common Stock, $.10 par value per share (the "Common Stock")
and 3,000,000 shares of Capital Stock,  other than Common Stock, $ .10 par value per share (the  "Capital  Stock").  As of the close of business on July 25, 2005
(the "Record Date"), there were 6,625,324 shares of Common Stock outstanding and no shares of Capital Stock outstanding. All of the shares of Common Stock issued and  outstanding  as of the  Record  Date  are  entitled  to vote at the  Annual
Meeting.

Only  stockholders  of record on the Record Date will be entitled to vote.  Each share of  Common  Stock is  entitled  to one vote on all  matters  except in the election of directors where the  stockholders  have cumulative  voting rights as described under "Election of Directors." The presence, in person or by proxy, of the holders of record of a majority of the  outstanding  shares of Common  Stock entitled to vote is  necessary  to  constitute  a quorum at the Annual  Meeting.
Abstentions  and broker  non-votes  are counted for purposes of a quorum and are tabulated as if votes were not cast for the matters indicated.

                     MATTERS TO BE ACTED UPON AT THE MEETING

As indicated in the Notice of Annual Meeting of Stockholders,  two (2) directors will be elected at the Annual Meeting.

                                   Proposal 1:
                              ELECTION OF DIRECTORS

The Board of  Directors is presently  comprised  of five (5)  directors  serving staggered three-year terms.

Each Stockholder has cumulative voting rights in electing directors.  This means that the number of shares owned by each  Stockholder is multiplied by the number of directors to be elected and the  resulting  total number of votes may be cast for one (1)  candidate  or  divide  and cast  among any  number  of  candidates.
Cumulative  voting  rights may be  exercised  in the same manner as other voting rights;  that is, by proxy or in person.  The  candidates  receiving the highest number of votes shall be elected.  The persons named in the enclosed  proxy,  or their substitutes, will vote signed and returned proxies for the nominees listed below and, unless  otherwise  indicated on the proxy,  cumulative  votes will be divided equally between the nominees.  The nominees have been designated as such by the Board of  Directors  for the terms  specified  by name and have agreed to
serve  if  elected.   The  nominees  are  currently  serving  as  directors  and information about each nominee is set forth under "Management."

The Board of Directors  has no reason to believe  that the nominees  will become unavailable  for  election.  However,  if for any  reason,  any  nominee  is not available for election,  another person or persons may be nominated by the Board of  Directors  and  voted  for in the  discretion  of the  persons  named in the enclosed proxy. Vacancies on the Board of Directors occurring after the election will be filled by Board  appointment  to serve  until the next  election of such position by the Stockholders.

                THE BOARD OF DIRECTORS RECOMMENDS ELECTION OF THE
                               FOLLOWING NOMINEES

                  Don L. Collins                    3-year term
                  Don S. Peters                     3-year term

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth  information as of July 25, 2005, with respect to
(i) each person who is known by the Company to own  beneficially in excess of 5%
of the outstanding  Common Stock, (ii) each director of the Company,  (iii) each named  executive  officer and (iv) all directors  and executive  officers of the
Company as a group.  Each person  listed below  exercises  sole voting power and sole investment  power unless  otherwise  indicated by footnote.  As of July 25,
2005,  there were  6,625,324  shares of Common  Stock of the Company  issued and outstanding.

                                                    Shares
                                                 Beneficially         Percentage
Name and Address                                     Owned              Owned

Venture Securities Corporation                   646,061   (1)          9.75%
   516 North Bethlehem Pike
   Spring House, PA 19477

Collins Industries Tax Deferred                  455,599   (2)          6.88%
   Savings Plan and Trust
   c/o InTrust Bank, Trustee
   P.O. Box 8338 Prairie Village, KS 66208

Don L. Collins                                   715,148   (3)         10.79%
   157 East New England Avenue, Suite 364
   Winter Park, FL 32789

Donald Lynn Collins                              627,552                9.47%
   15 Compound Drive
   Hutchinson, KS 67502

Arch G. Gothard, III                             207,985   (4)          3.12%
   15 Compound Drive
   Hutchinson, KS 67502

Don S. Peters                                    132,339   (5)          2.00%
   15 Compound Drive
   Hutchinson, KS 67502

William R. Patterson                              79,000   (6)          1.19%
   15 Compound Drive
   Hutchinson, KS  67502

Kent E. Tyler                                     80,704   (7)          1.21%
   15 Compound Drive
   Hutchinson, KS  67502

Terry L. Clark                                    58,405   (8)          0.88%
   15 Compound Drive
   Hutchinson, KS 67502

Larry W. Sayre                                    75,036   (9)          1.13%
   15 Compound Drive
   Hutchinson, KS 67502

All officers and directors                     2,149,796 (10)          31.99%
as a group (13 persons)
-----------------

(1)  Pursuant  to  Schedule   13G/A  filed  with  the  Securities  and  Exchange
     Commission on February 8, 2005, Venture Securities Corporation, ("Venture")
     is a registered  investment advisor and furnishes investment advice to over
     1,200 clients and certain of those clients hold Collins  Industries  Common
     Stock. In its role as investment  advisor and investment  manager,  Venture possesses both voting and investment power over certain securities owned by their clients.  All securities  reported herein are owned by Venture or its clients  and  Venture  is deemed to have  beneficial  ownership  of 646,061 shares of the  Company's  Common Stock as of December  30,  2004.  However,
     neither one client of Venture nor Venture itself, holds more than 5% of the stock of Collins  Industries in their account.  Of the 646,061 shares as to which Venture is deemed to have beneficial ownership,  Venture is deemed to have (i) sole  voting  power with  respect to 303,975  shares  (ii)  shared voting  power with respect to 0 shares  (iii) sole  dispositive  power with respect to 646,061 shares and (iv) shared dispositive power with respect to
     0 shares.

(2)  As of July 25, 2005, based on information  received from the Trustee of the
     Plan.

(3)  Does not include  7,559  shares  owned by Sharon  Collins,  the wife of Mr.
     Collins, as to which Mr. Collins disclaims beneficial ownership.

(4)  Includes  45,000  shares  deemed  beneficially  owned  pursuant  to options exercisable  within 60 days. Mr. Gothard also has shared  investment  power with respect to 44,160 shares.

(5)  Mr. Peters also has shared investment power with respect to 132,961 shares.

(6)  Includes  10,000  shares  deemed  beneficially  owned  pursuant  to options exercisable within 60 days.

(7)  Includes  30,000  shares  deemed  beneficially  owned  pursuant  to options exercisable within 60 days.

(8)  Mr. Clark retired from the company on March 18, 2005.

(9)  Mr. Sayre retired from the company on March 18, 2005.

(10) Includes  95,400  shares  deemed  beneficially  owned  pursuant  to options exercisable within 60 days.

                                   MANAGEMENT

Directors and Executive Officers

     The  following  table sets forth  certain  information  with respect to the directors and executive officers of the Company.

Name                               Age     Position Within The Company

Don L. Collins (1)                 74      Chairman and Director

Donald Lynn Collins (2)            53      President, Chief Executive Officer
                                           and Director

Don S. Peters (1)                  75      Director

Arch G. Gothard, III (3)           59      Director

William R. Patterson (2)           63      Director

Terry L. Clark (4)                 53      Former Executive Vice President of
                                           Operations

Larry W. Sayre (4)                 56      Former Vice President of Finance,
                                           Chief Financial Officer and Secretary

Randall Swift                      39      Vice President and Chief Operating
                                           Officer

Cletus Glasener                    46      Vice President of Finance, Chief
                                           Financial Officer

Rodney T. Nash                     59      Vice President of Engineering

Kent E. Tyler                      38      Vice President of Marketing

(1) Nominee for reelection. Term as director expires in 2005.

(2) Term as director expires in 2007.

(3) Term as director expires in 2006.

(4) Retired from the company March 18, 2005

Don L.  Collins,  founder of the  Company,  has served as  Chairman of the Board since its inception in 1971 and served as Chief Executive Officer until 1998. He is Chairman of the Board's Executive Committee.

Donald  Lynn  Collins  joined the Company in 1980 after  being  associated  with
Arthur Andersen LLP, an international accounting firm. Mr. Collins has served as
Chief  Executive  Officer of the Company since 1998, as President since 1990 and as a director  since 1983.  He served as the Chief  Operating  Officer from 1988 until 1998. He is Chairman of the Board's  Policy  Committee and a member of the
Board's Executive Committee. He is the son of Don L. Collins.

Don S. Peters,  an independent  director of the Company since 1983,  founded and was chairman of Peters,  Gamm,  West and Vincent,  Inc., an investment  advisory firm in Wichita,  Kansas,  from 1983 to December

1991. He has been a financial consultant with Central Plains Advisors,  Inc., an investment  advisory  firm,  since  December 1991. He is Chairman of the Board's
Finance  Committee and a member of the Board's Audit,  Compensation,  Nominating and Policy Committees.

Arch G. Gothard,  III, an  independent  director of the Company since 1987,  was president of First Kansas Group,  an investment  firm in Junction City,  Kansas, from 1988 to 1999.  He was chief  financial  officer,  treasurer and director of
Communications  Services,  Inc. from 1985 to 1989. He is Chairman of the Board's
Compensation  and  Nominating  Committees  and is a member of the Board's Audit,
Finance and Policy  Committees.  Mr.  Gothard also serves as a director of Kenco
Plastics, a manufacturer and molder of plastic products,  Colorado Power Sports, a distributor of ATV's, motorcycles,  watercraft and similar products, Pay Phone
Concepts and Dornoch Medical Systems.

William R. Patterson, an independent director of the Company since 1998, and has been a principal of Stonecreek Management, LLC, a private investment firm, since
1998.  From October  1996 to August 1998,  he was  Executive  Vice  President of
Premium Standard Farms,  Inc., a  fully-integrated  pork producer and processor, where he served as a  consultant  and as acting  Chief  Financial  Officer  from
January 1996 to October 1996. From September 1976 through  December 1995, he was a partner in Arthur Andersen LLP. Mr. Patterson is Chairman of the Board's Audit
Committee and is a member of the Board's  Compensation,  Executive,  Finance and
Nominating  Committees.  Mr.  Patterson  also  serves as a director  of American
Italian Pasta Company, a producer of dry pasta, and Premium Standard Farm, Inc., an integrated  pork producer and processor and as a director and chairman of the board of Paul Mueller  Company,  a manufacturer of high-quality  stainless steel tanks and industrial processing equipment

Randall Swift was named Vice President and Chief  Operating  Officer on April 1,
2005. He joined the Company in 1998 as V.P./Sales  and Marketing for Capacity of
Texas,  Inc., a wholly-owned  subsidiary of the Company.  In 1999, Mr. Swift was promoted to  President  of Capacity  where he  continued  to serve prior to this appointment.  Mr. Swift possesses an extensive background in sales,  engineering and manufacturing with over six years at Cummins Southern Plains,  Inc. prior to coming to Capacity.

Cletus Glasener was named Vice President of Finance and Chief Financial  Officer on May 23,  2005.  Prior to joining  the  Company  he served as Vice  President,
Controller and Treasurer of Vought Aircraft Industries since 2000.

Rodney T. Nash joined the Company in 1979 as  Engineering  Manager and was named
Vice President of Engineering of the Company in November 1986.  Prior to joining the Company,  he held  engineering  positions with Hesston  Corporation,  a farm equipment manufacturer,  and Butler Manufacturing, a manufacturer of specialized buildings.

Kent E.  Tyler  joined  the  Company  in  December  1997 as  Vice  President  of
Marketing.  Prior to joining  the  Company,  he was Vice  President  of Ackerman
McQueen, a full-service national marketing and advertising agency.

All executive officers serve at the discretion of the Board of Directors.

Section 16(a) - Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires  executive  officers and directors of the Company, and persons who beneficially own more than ten percent (10%) of the
Common Stock (collectively  referred to herein as "Reporting Persons"),  to file initial  reports of  ownership  and  reports of  changes in  ownership  with the
Securities and Exchange  Commission (the  "Commission").  Reporting  Persons are
required by  Commission  regulations  to furnish the Company  with copies of all
Section 16(a) forms they file.

Based solely upon a review of copies of Forms 3, 4 and 5 and amendments  thereto furnished to the Company  during its most recent  fiscal  year,  and any written representations  from a person that no Form 5 is required,  the Company believes that all of these forms  required to be filed by  Reporting  Persons were timely filed pursuant to Section 16(a) of the Exchange Act,  except for one late filing by Donald Lynn  Collins and Don L.  Collins  with  respect to an indirect  stock transaction in fiscal year 2004.

          COMMITTEES OF THE BOARD AND OTHER COPORATE GOVERNANCE MATTERS

The  Board  of  Directors  has  established  standing  Audit,  Compensation  and
Nominating  Committees.  The principal  responsibilities  of each  committee are described below.

The Audit Committee consists of three directors,  each of whom is "independent", as defined by the rules of the National  Association  of Securities  Dealers and
the  Sarbanes-Oxley  Act of 2002. The Audit  Committee met nine (9) times during
Fiscal 2004. It appoints a firm of independent public accountants to examine the accounting  records of the Company and its  subsidiaries for the coming year. In making  this  appointment,  it  reviews  the  nature of both  audit-related  and non-audit-related  services  rendered  or to be  rendered to the Company and its subsidiaries by the independent  public  accountants.  The Audit Committee meets with representatives of the Company's independent public accountants and reviews with them audit scope, procedures and results, including any recommendations. It also meets with the Company's chief  financial  officer to review reports on the functioning  of financial  controls.  A more complete  description  of the Audit
Committee's  functions  is provided in its Charter.  The Board of Directors  has determined that William R. Patterson is an "audit committee financial expert" as defined in Item 401(h) of Regulation S-K. The members of the Audit Committee are
William R. Patterson, III, Arch G. Gothard, III and Don S. Peters.

The Compensation Committee,  consisting of three independent directors, met once during Fiscal 2004. The  Compensation  Committee  establishes  the  compensation policies  of the  Company  and  makes  salary  recommendations  to the  Board of
Directors for all elected officers.  It also recommends bonuses for officers and other senior executives.  The members of the Compensation  Committee are Arch G.
Gothard, III, William R. Patterson, III and Don S. Peters.

The Nominating Committee,  consisting of three independent  directors,  met once during  Fiscal  2004.  It  recommends  to the Board of  Directors  nominees  for director to be proposed  for election by the  stockholders  and also reviews the qualifications of, and recommends to the Board of Directors,  candidates to fill
Board of Director  vacancies as they may occur during the year.  The  Nominating
Committee  considers  suggestions  from many  sources,  including  stockholders, regarding the process for evaluation and possible candidates for director.  Such suggestions,  together  with  appropriate  biographical  information,  should be submitted to the Secretary of the Company for  consideration  by the  Nominating
Committee  by October  24, 2005 for the next annual  stockholders  meeting.  The views of members of the Nominating  Committee  regarding the  qualifications  of candidates for directors,  including shareholder proposed candidates, insofar as they  apply to  non-employees,  generally  favor  individuals  who have  managed relatively large, complex business,  educational, or other organizations or who, in a professional or business  capacity,  are accustomed to dealing with complex business or financial problems.  In addition to these guidelines,  the Committee will also  evaluate  whether the  candidate's  skills are  complementary  to the
existing  Board  members'  skills,   and  the  Board's  needs  for  operational,
management,  financial and other expertise. A copy of the Nominating Committee's
Charter is available on the Company's website at www.collinsind.com. The members of the Nominating Committee are Arch G. Gothard, III, William R. Patterson,  III
and Don S. Peters.

Actions  taken by any  committee of the Board of  Directors  are reported to the
Board of Directors, usually at its next meeting.

There were eleven (11) meetings of the Board of Directors during Fiscal 2004. In
Fiscal 2004,  each  director  attended  more than 75% of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all  committees  of the Board on which he  served.  The Board of  Directors  has
affirmatively  determined  that  Messrs.  Gothard,   Patterson  and  Peters  are
independent  as defined by the rules of the National  Association  of Securities
Dealers.

Shareholder Communications

Historically,  the  Company has not  adopted a formal  process  for  shareholder communication with the Board of Directors.  Nevertheless,  every effort has been made to  ensure  that  the  views of  shareholders  are  heard  by the  Board of
Directors or individual  directors,  as may be applicable,  and that appropriate responses  are  provided  to  shareholders  in a timely  manner.  We believe our responsiveness to shareholder  communications to the Board of Directors has been excellent.

The Company asks that each director  attend the Annual Meeting of  Stockholders.
All of the Company's directors attended the last Annual Meeting held on February
27, 2004.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table sets forth certain information  regarding  compensation paid during each of the  Company's  last three  fiscal years to the  Company's  Chief
Executive Officer and the other named executive officers.

                                                                                                      LONG-TERM
                                                           ANNUAL COMPENSATION                       COMPENSATION
                                                           -------------------                       ------------

           Name and                                                            Other Annual        Restricted Stock
      Principal Position         Year       Salary ($)      Bonus ($)      Compensation ($)(1)      Awards ($) (2)
      ------------------         ----       ----------      ---------      -------------------      --------------

Don L. Collins                   2004        400,000            -                   -                 101,000 (3)
  Chairman                       2003        400,000            -                   -                 108,000 (3)
                                 2002        403,287          90,000                -                 150,000 (3)

Donald Lynn Collins              2004        385,000         125,000              28,750              353,500 (4)
  President and Chief            2003        380,000         100,000                -                 252,000 (4)
  Executive Officer              2002        374,012         100,000                -                 350,000 (4)

Terry L. Clark (5)               2004        238,500          55,000              39,450               75,750 (6)
  Former Executive Vice          2003        237,000          44,000                -                  54,000 (6)
  President of Operations        2002        234,144          44,000                -                  75,000 (6)

Larry W. Sayre (5)               2004        195,000          40,000              36,000               75,750 (7)
  Former Vice President of       2003        190,000          30,000                -                  54,000 (7)
  Finance, CFO and               2002        182,763          30,000                -                  75,000 (7)
  Secretary

Kent E. Tyler                    2004        157,500          25,000              38,550               75,750 (8)
  Vice President of              2003        155,000          20,000                -                  54,000 (8)
  Marketing                      2002        154,144          20,000                -                  75,000 (8)

     (1)  Other  Annual  Compensation  relates to  relocation  expenses  paid in
          Fiscal 2004.

     (2)  Under  the  terms  of  the  Company's  2002  Restricted   Stock  Award
          Agreements, the Restricted Stock fully vests three (3) years after the date of the initial  award.  Under the terms of the  Restricted  Stock
          Award Agreements  granted in 2003 and 2004, the Restricted Stock vests four (4) years after the date of the initial award. Dividends are paid on Restricted Stock at the same rate as paid on all other  outstanding shares of the Company's stock.

     (3)  Aggregate  value at October 31, 2004 amounted to $406,400  based on an aggregate total of 80,000 Restricted shares.

     (4)  Aggregate value at October 31, 2004 amounted to $1,066,800 based on an aggregate total of 210,000 Restricted shares.

     (5)  Retired from the Company on March 18, 2005.

     (6)  Aggregate  value at October 31, 2004 amounted to $228,600  based on an aggregate total of 45,000 Restricted shares.

     (7)  Aggregate  value at October 31, 2004 amounted to $228,600  based on an aggregate total of 45,000 Restricted shares.

     (8)  Aggregate  value at October 31, 2004 amounted to $228,600  based on an aggregate total of 45,000 Restricted shares.

                 AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

The following  table provides  information  related to options  exercised by the named executive officers during the 2004 fiscal year and the number and value of options  held at October 31,  2004.  The Company  does not have any  outstanding stock appreciation rights.

                                                               Number of Underlying        Value of Unexercised
                                                                Unexercised Options        In-the-Money Options
                                                                                          at Fiscal Year End (1)
                    Shares Acquire on
Name                   Exercise (#)     Value Realized ($)   Exercisable/Unexercisable   Excercisable/Unexercisable

Don L. Collins             --                  --                   205,800/0                  $  154,914/$ -
Donald Lynn Collins        --                  --                   282,600/0                  $  191,433/$ -
Terry L. Clark             --                  --                    80,800/0                  $    6,789/$ -
Larry W. Sayre             --                  --                    55,000/0                  $    6,725/$ -
Kent E. Tyler              --                  --                    30,000/0                  $   28,638/$ -

        (1) The dollar  values are  calculated  by  determining  the  difference between the fair market  value of the  underlying  Common  Stock and the exercise price of the options at fiscal year end.

Directors' Compensation

During  Fiscal 2004,  the Company paid each  employee  director  $1,300 for each
Board of Directors meeting attended.  Outside directors received $1,900 for each
Board of  Directors  meeting  attended  and $1,200  for each Board of  Directors committee  meeting  attended  prior to May 1, 2004,  and $1,300 for each meeting attended thereafter. In addition, Mr. Peters, Mr. Gothard and Mr. Patterson each received  Board of Directors  retainer fees of $2,000 per month.  Committee fees are not paid (i) to employee  directors and (ii) to outside  directors when such committee meetings are held in connection with a general managers meeting.

Report of the Compensation Committee on Executive Compensation

The Company applies a consistent  philosophy of compensation  for all employees, including  senior  management.  This philosophy is based on the premise that the achievements of the Company result from the  coordinated  efforts of individuals
working  toward  common  objectives.   The  Company  strives  to  achieve  those
objectives  through  teamwork  that is focused on meeting  the  expectations  of customers, stockholders and employees.

         Executive  Compensation  Philosophy.  The Compensation Committee of the
         Board of Directors makes  compensation  recommendations to the Board of
         Directors and is composed of three outside,  independent directors. The goals of the  Compensation  Committee  are to align  compensation  with business  objectives  and  performance,  and to enable  the  Company to attract,

         retain and reward  executive  officers who contribute  to the long-term success of the Company.  The  Compensation  Committee considers several factors in  establishing  the  executive  compensation  program  of the
         Company,  including both  subjective  and objective  factors.  Although profitability  of the Company  and market value of its Common Stock are considered in establishing the executive  compensation program, neither of these  factors is  determinative.  Rather,  the Company's  executive compensation program is based on the following principles:

                  The Company attempts to compensate competitively.

                  The Company is committed to providing a  compensation  program aimed at attracting  and retaining  highly  qualified  people,
                  primarily   from   within  the   industry.   To  ensure   that
                  compensation is competitive, the Company periodically compares its compensation practices with those of competitors and other companies and sets its  compensation  parameters based on this review.

                  The Company compensates sustained performance.

                  Executive   officers   are  rewarded   based  upon   corporate
                  performance and individual performance.  Corporate performance
                  is  not  determined   strictly  on  the  basis  of  designated
                  criteria,  but is  evaluated  on the  basis  of many  factors, including,  but not limited to,  earnings,  revenues,  product innovation,  market share,  strategic and business plan goals, the extent to which  strategic and business plan goals are met and current  industry  conditions.  Individual  performance is evaluated  by reviewing  the  executive  officer's  individual performance  as well  as the  performance  of  that  officer's functional area of responsibility.

                  The  Company  strives  for  fairness  in   the  administration
                  of compensation.

                  The  Company  attempts  to apply its  compensation  philosophy uniformly.  The  Company  strives  to achieve a balance of the
                  compensation   paid  to  a  particular   individual   and  the
                  compensation  paid to other executives both inside the Company and at competing companies.

         The Company's process of assessing executive performance is as follows:

                  1.       At the  beginning  of the annual  performance  cycle,
                           objectives  and key goals  are set for the  Company's
                           executives.

                  2.       Each   executive   is  given   ongoing   feedback  on
                           performance.

                  3.       At the end of the annual performance cycle, the Chief
                           Executive  Officer  and  the  Compensation  Committee
                           evaluate   each   executive's    accomplishment    of
                           objectives and attainment of key goals.

                  4.       The  accomplishment  of objectives  and attainment of
                           key goals affect  decisions on salary  increases and,
                           if applicable, equity compensation.

         Executive   Compensation  Vehicles.  The  Company  utilizes  the  three components  of its  compensation  program to attract and retain key  executives, enabling it to improve its products,  motivate technological innovation,  foster teamwork  and  adequately  reward  executives,  all with  the goal of  enhancing stockholder value. The annual cash-based compensation for executives consists of a base

salary  which  reflects  the  respective  executive's  level of  responsibility, breadth of  knowledge  and  technical or  professional  skills and is subject to increases or decreases at the discretion of the Compensation Committee. Salaries are  reviewed  on an annual  basis and may be  changed at that time based on (i)
information  derived from the  evaluation  procedures  described  above,  (ii) a determination  that an individual's  contributions to the Company have increased
(or  decreased),   and  (iii)  changes  in  market  conditions  and  competitive compensation levels.

         From time to time the Company awards bonuses to executive officers upon attainment of certain Company financial and operational goals. These bonuses are set forth in the Summary  Compensation Table. From time to time the Company also makes available to directors and executive  officers  incentive  bonuses of cash and/or restricted Common Stock.

         Long-term  incentives are intended to be provided through the Company's
1997 Omnibus  Incentive  Plan (the "Plan") which provides for granting (i) stock options,  restricted stock awards,  performance  shares,  and/or other incentive awards to employees of the Company and its Subsidiaries on the terms and subject to the conditions set forth in the Plan, and (ii) Director  options and Director awards to  non-employee  Directors of the Company as approved by the Board.  The
Compensation   Committee  determines  which  executives  will  be  eligible  for incentives with the objective of aligning  executives' long range interests with those of the  stockholders  by providing the executives  with the opportunity to build a meaningful interest in the Company.

         Compensation  of  the  Chief  Executive  Officer.  As  with  the  other executive officers,  the CEO's total compensation is based upon several factors,
including  both  subjective  and  objective   factors.   For  Fiscal  2004,  the
Compensation Committee compared the CEO's annual salary with the annual salaries of chief executive  officers of competitors  and other peer groups,  pursuant to several published national studies (the "Studies").  The Compensation  Committee authorized a 2% merit  increase in the CEO's annual  salary based in part of the
Company's  recent  performance  and  determined  the CEO's  annual  salary to be reasonable  and  appropriate  in light of the  comparison  to the  Studies.  The
Compensation Committee has authorized bonuses for the CEO upon the attainment of certain  Company  financial  and  operational  goals,  just as for the executive officers  that are described  above.  These bonuses are set forth in the Summary
Compensation Table.

Compensation Committee Members:             Arch G. Gothard, III, Chairman
                                            William R. Patterson, III
                                            Don S. Peters

Compensation Committee Interlocks and Insider Participation

During Fiscal 2004,  the members of the  Compensation  Committee  were primarily responsible for determining  executive  compensation.  Messrs.  Arch G. Gothard,
III,  William R.  Patterson,  III and Don S. Peters  comprise  the  Compensation
Committee,  none of whom is or was an officer or employee of the Company  during any of the past three fiscal years.

                          REPORT OF THE AUDIT COMMITTEE

The  primary  purpose  of  the  Audit  Committee  is to  appoint  the  Company's independent  public  accountants to examine the financial records of the Company and to assist the Board in  monitoring  the  Company's  auditing  and  financial reporting  practices  and related  matters.  Each member of the Audit  Committee meets the current  independence  and  experience  requirements  of the  National
Association of Securities Dealers and the Sarbanes-Oxley Act of 2002.

Management is responsible for the preparation, presentation and integrity of the
Company's financial  statements,  accounting and financial reporting principles, internal controls,  and procedures designed to ensure compliance with applicable
accounting  standards  and  applicable  laws  and  regulations.   The  Company's
independent  auditors are  responsible  for performing an  independent  audit of
Company's  consolidated  financial  statements  and expressing an opinion on the conformity of those financial  statements in accordance with generally  accepted accounting principles.

The Audit Committee reviewed and discussed with management the audited financial statements  of the  Company  for the year  ended  October  31,  2004.  The Audit
Committee also met with  representatives of KPMG LLP, independent  auditors,  to discuss and review the results of the independent  auditors'  examination of the financial  statements  for the year ended  October 31, 2004 and the matters that require  discussion  under  Statement on Auditing  Standards  No. 61 as amended,
"Communications with Audit Committees".  Additionally, KPMG LLP has provided the
Audit  Committee  with the written  disclosures  and the letter  required by the
Independence  Standards  Board Standard No. 1,  "Independence  Discussions  with
Audit  Committees,"  and the Audit  Committee has discussed  with KPMG LLP their independence and has satisfied itself as to the auditors' independence.

Based upon the Audit  Committee's  review of the  financial  statements  and its other reviews and discussions  noted above,  the Audit Committee  recommended to the Board of Directors that the audited financial  statements be included in the
Company's  Annual  Report on Form 10-K for the year ended  October  31, 2004 for filing with the Securities and Exchange Commission.

                                       AUDIT COMMITTEE

                                       William R. Patterson, III, Chairman
                                       Arch G. Gothard, III
                                       Don S. Peters

                          FEES AND SERVICES OF KPMG LLP

The following table summarizes fees billed to the Company for each of the fiscal years ended October 31, 2004 and 2003 by the principal accounting firm for those years, KPMG LLP:

                                                            2004          2003
                                                            ----          ----
   Audit Fees - Annual Audit & Quarterly Reviews         $ 707,000     $ 202,000
   Audit Related Fees                                            -             -
   Tax Fees - Review of Tax Returns & Tax Consulting        12,200         9,250
   All Other Fees - Audit Fee for Stock                      1,500             -
                                                         ---------     ---------
                    Repurchased in Fiscal 2004

   Total Fees                                            $ 720,700     $ 211,250

The Audit  Committee has  considered  whether the provision of these services is
compatible  with  maintaining  the  principal  accountant's  independence.   The
Company's  Audit  Committee  approves all fees paid to independent  auditors for audit and non-audit services in advance of performance of services. There are no other specific  policies or procedures  relating to the pre-approval of services performed by independent auditors.

On August 3, 2005,  KPMG LLP  notified  the Company  that it had resigned as the independent  registered public  accounting firm for the Company.  The reports of
KPMG on the  financial  statements  of the  Company  for the fiscal  years ended
October 31, 2004 and 2003, did not contain any adverse  opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty,  audit scope, or accounting  principle,  except that KPMG's report on the financial statements of the Company as of and for the years ended October 31, 2004 and 2003, contained a separate  paragraph that  indicated  that the financial  statements for the year ended  October 31,  2003 have been  restated  and that the  Company  changed its method of accounting for goodwill and other intangible  assets in 2003 to comply with the accounting provisions of Statement of Financial Accounting Standard No.
142.

During the fiscal years ended October 31, 2004 and 2003,  and through  August 9,
2005,  there  were no  disagreements  with  KPMG  an any  matter  of  accounting principles or practices,  financial statement  disclosure,  or auditing scope of procedures,  which  disagreements,  if not resolved to the satisfaction of KPMG, would  have  caused  KPMG  to  make  reference  to  the  subject  matter  of the disagreements in connection with KPMG's opinions on the financial statements for such years.

During the fiscal years ended October 31, 2004 and 2003,  and through  August 9,
2005, there were no "reportable events" as described in Item  304(a)(1)(i)(v) of
Regulation  S-K,  other than the two material  weaknesses in internal  controls, which were  previously  disclosed in Item 9A of the Company's Form 10-K filed on
August 3, 2005 and Part I, Item 4 of the Company's Forms 10-Q filed on August 3,
2005 regarding the following:  (1) the Company's lack of effective  policies and procedures regarding management override of controls, and the ineffectiveness of its  policies  and  procedures  implementing  its Code of  Conduct;  and (2) the
Company's inadequate controls in place to record workers'  compensation reserves in accordance with generally  accepted  accounting  principles.  The Company has authorized  KPMG to respond fully to any  inquiries of the  Company's  successor accountants concerning the subject matter of these events.

KPMG did not seek the Company's  consent to its  resignation.  As a result,  the
Company's audit committee did not recommend or approve the resignation of KPMG.

The Company has provided KPMG a copy of the foregoing  disclosures and requested that KPMG furnish a letter to the  Securities  and Exchange  Commission  stating whether or not KPMG  agrees with the above  statements.  KPMG  furnished  such a letter,  dated  August 9,  2005,  a copy of which was filed as an exhibit to the
Company's Form 8-K filed on August 9, 2005.

On August 24, 2005, upon the  recommendation and approval of the audit committee of its board of directors,  the Company engaged McGladrey & Pullen, LLP to serve as the Company's independent auditors.

During the  Company's two most recent  fiscal years and the  subsequent  interim period prior to the Company's engagement of McGladrey & Pullen, LLP, neither the
Company nor anyone on behalf of the Company  consulted  with McGladrey & Pullen,
LLP regarding either (i) the application of accounting principles to a specified transaction,  either  completed or proposed,  or the type of audit  opinion that might be rendered on the Company's  consolidated  financial statements;  or (ii)
any other  matter that was either the subject of a  disagreement  (as defined in
Regulation  S-K Item  304(a)(1)(iv))  or a  reportable  event (as  described  in
Regulation S-k Item 304(a)(1)(iv)).

Representatives of KPMG are not expected to be present at the Annual Meeting and shall  thus not have the  opportunity  to make a  statement  and to  respond  to questions. Representatives of McGladrey & Pullen, LLP are expected to be present at the Annual  Meeting and shall have the  opportunity  to make a statement  and respond to appropriate questions.

                             STOCK PERFORMANCE GRAPH

The following graph shows a five-year comparison of cumulative total stockholder returns for the  Company's  Common  Stock during the five (5) fiscal years ended
October  31,  2004 with the  Nasdaq  U.S.  Stock  Market  Index  and the  Nasdaq
Non-Financial  Stocks  Index.  The  comparison  assumes an investment of $100 on
October  31,  1999 in each  index and the  Company's  Common  Stock and that all dividends were reinvested.

                            COLLINS INDUSTRIES, INC.
                           RELATIVE MARKET PERFORMANCE
                            TOTAL RETURN FISCAL 2004

                              STOCKHOLDER PROPOSALS

Proposals of Stockholders intended to be presented at the 2006 Annual Meeting of
Stockholders  must be received by the Company at the offices  shown on the first page of the Proxy  Statement  within a reasonable time before the Company begins to print  and mail its  proxy  materials  in order to be  included  in the proxy material  proposed  to  be  issued  in  connection  with  such  meeting.  It  is anticipated that 2006 Annual Meeting of Stockholders will be held in February of
2006.  The deadline for  providing  timely notice to the Company of matters that
Stockholders  otherwise  desire  to  introduce  at the 2006  Annual  Meeting  of
Stockholders  is within a  reasonable  time before the  Company  mails its proxy materials.  It is anticipated  that 2006 Annual Meeting of Stockholders  will be held in February  2006.  The proxies may  exercise  their  discretionary  voting authority to direct the voting of proxies on any matter  submitted for a vote at the 2006 Annual Meeting of  Stockholders if notice  concerning  proposal of such matter is not  received  within a reasonable  time before the Company  mails its proxy  materials.  It is suggested  that  Stockholders  submit any  proposals by certified mail, return receipt requested.

                                  OTHER MATTERS

Management  is not aware of any matters to come before the Annual  Meeting which will require the vote of Stockholders  other than those matters indicated in the
Notice of  Meeting  and this  Proxy  Statement.  However,  if any  other  matter requiring  Stockholder  action should properly come before the Annual Meeting or any  adjournment  thereof,  those persons named as proxies on the enclosed proxy card will vote thereon according to their best judgment.

Notwithstanding  anything  to the  contrary  set  forth in any of the  Company's previous  filings under the Securities Act of 1933, as amended,  or the Exchange
Act of  1934  that  might  incorporate  future  filings,  including  this  Proxy
Statement, in whole or in part, the Report of the Audit Committee, the Report of the

Compensation Committee on Executive Compensation and the Stock Performance Graph
shall not be incorporated by reference to its filings.

                                       By order of the Board of Directors

Dated:  August 30, 2005                /s/ Don L. Collins
                                       Don L. Collins,
                                       Chairman of the Board

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION     Please
  IS INDICATED, WILL BE VOTED "FOR" THE PROPOSAL. THIS       Mark Here
PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.      for Address     |_|
                                                             Change or
                                                             Comments
                                                             SEE REVERSE SIDE

1. ELECTION OF DIRECTORS

      Insert  your vote for the  nominees  named below in the  designated  space provided.  The directors  will be elected by cumulative  voting.  Vote the number of shares owned or controlled by you multiplied by two. This number of votes may be cast for any one  nominee  or may be  distributed  between nominees as you see fit.  Stockholders may withhold  authority to vote for the nominee by entering zero in the space following the nominee's name.

                FOR
           both nominees
        listed to the left,                                    WITHHOLD
       cumulative votes to be                                  AUTHORITY
      divided equally between                           to vote for the nominees
            the nominees                                   listed to the left

                |_|                                               |_|

      Nominee - 3 Year Term               Votes

      01 Don L. Collins                   _____
      02 Don S. Peters                    _____

Note:

The total  number of the votes you cast in this  election of  directors  may not exceed the number in the box on the reverse side of this page.

2. OTHER MATTERS

      In their discretion,  the Proxies are further authorized to vote upon such other matters as may properly come before the meeting.

Choose MLinkSM for Fast, easy and secure 24/7 online access to your future proxy materials,  investment plan statements, tax documents and more. Simply log on to
Investor  ServiceDirect(R)  at  www.melloninvestor.com/isd   where  step-by-step
instructions will prompt you through enrollment.

Please sign your name below and print your name  exactly as you signed it on the signature line on the following line. When shares are held by joint tenants each should  sign.  When  signing as attorney,  executor,  administrator,  trustee or guardian, please give full title as such. If a corporation,  please sign in full corporate  name by President or or other  authorized  officer.  If  partnership, please sign in partnership name by authorized person.

Signature ______________________ Signature ______________________ Date _________

--------------------------------------------------------------------------------
                            ^ FOLD AND DETACH HERE ^

                      Vote by Internet or Telephone or Mail
                          24 Hours a Day, 7 Days a Week

       Internet and telephone voting is available through 11:59 PM Eastern
                    Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

------------------------------------            --------------------------------            ---------------------
           Internet                                         Telephone                                Mail
http://www.proxyvoting.com/coll                          1-866-540-5760                      Mark, sign and date
Use the Internet to vote your proxy.    OR      Use any touch-tone telephone to       OR       your proxy card
Have your proxy card in hand when               vote your proxy. Have your proxy                     and
you access the web site.                        card in hand when you call.                    return it in the
                                                                                            enclosed postage-paid
                                                                                                  envelope.
------------------------------------            --------------------------------            ---------------------

         If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

  If you choose to divide your votes for  Directors  unequally,  you MAY NOT use
Internet or telephone voting, you must vote by returning this proxy card in the envelope provided.

                            COLLINS INDUSTRIES, INC.
                15 Compound Drive, Hutchinson, Kansas 67502-4349

The undersigned  hereby appoints Arch G. Gothard,  III and William R. Patterson,
III,  and  each of  them,  as  proxies  (the  "Proxies"),  with  full  power  of substitution,  and hereby  authorizes them to represent and to vote in the order named,  as  designated  on the  reverse  side all the shares of common  stock of
Collins Industries,  Inc. (the "Company"),  held of record by the undersigned as of July 25, 2005, at the Annual Meeting of  Stockholders to be held on September
27, 2005, and any adjournments thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY
THE UNDERSIGNED  STOCKHOLDER.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED
FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR  LISTED IN PROPOSAL 1. AS TO OTHER
MATTERS  WHICH MAY  PROPERLY  COME BEFORE THE  MEETING,  THIS PROXY SHALL CONFER
DISCRETIONARY  AUTHORITY  UPON THE PROXIES TO VOTE ON SUCH MATTERS IN THEIR BEST
JUDGMENT.

The ballots cast by  stockholders  will be voted as marked at the Annual Meeting on September 27, 2005, if received by the date of the meeting.

Upon  attendance at the Annual Meeting by the  Stockholder  voting hereby,  this
Proxy will be returned if requested, so the Stockholder may vote in person.

THIS PROXY IS SOLICITED  ON BEHALF OF THE  COMPANY'S  BOARD OF  DIRECTORS  WHICH
ENCOURAGES EACH STOCKHOLDER OF RECORD TO VOTE.

         (Continued and to be voted, signed and dated on reverse side.)

--------------------------------------------------------------------------------
    Address Change/Comments (Mark the corresponding box on the reverse side)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            ^ FOLD AND DETACH HERE ^

                   CALCULATION OF NUMBER OF VOTES YOU MAY CAST
                          IN THE ELECTION OF DIRECTORS

Fill in the number of shares you own:                              _____________

Multiply by 2:                                                           X2

Total votes:                                                       _____________

The number in the box is the total  number of votes you may cast in the election of directors.  The total number of votes you may cast must be less than or equal to the number in the box, and it cannot exceed the number in the box.

                             YOUR VOTE IS IMPORTANT!

                       You can vote in one of three ways:

1.    Vote by Internet at our Internet Address: http://www.proxyvoting.com/coll

2.    Call  toll-free  1-866-540-5760  on a Touch-Tone  telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

3.    Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

                                   PLEASE VOTE